                                 Exhibit 10.1

GreenPoint                   SERVICING CERTIFICATE
Mortgage

   =================================================================================================================================
   Revolving Home Equity Loan  LIBOR:                               5.78125%    Current Collection Period:       01/01/00-01/31/00
   Asset-Backed Notes          Margin A-1:                          0.30000%    P&S Agreement Date:                    12/1/99
   Series 1999-2               Class A-1  Note Rate:                6.08125%    Original Closing Date:                12/22/99
                               Class A-2  Note Rate:                6.16125%    Distribution Date:                     2/15/00
                               Margin A-2:                          0.38000%    Record Date:                           2/14/00
                               Interest Period 01/18/2000 thru           28     Pool Factor:                        99.5026846%
                               02/14/00:
                               Servicing Fee Rate:                  0.50000%    Initial Class A-1 O/C Amt:               22.71
                               Class A-1 Premium Fee Rate:          0.18000%    Initial Class A-2 O/C Amt:              565.15
                               Class A-2 Premium Fee Rate:          0.18000%
                                                                                Class A-1 O/C Amt as of Pmt          96,141.60
                                                                                Date:
                               Trustee Fee:                         0.00900%    Class A-2 O/C Amt as of Pmt             565.15
                                                                                Date:
                               Class A-1 Act Weighted Avg Ln        7.77313%
                               Rate:
                               Class A-2 Act Weighted Avg Ln        7.16420%
                               Rate:

                               Total Management Fee                  500.00
   ================================================================================================================================


BALANCES
     Beginning Class A-1 Pool Balance                                                                                196,586,731.48
     Beginning Class A-2 Pool Balance                                                                                 51,995,468.54


     Beginning Class A-1 Note Balance -- CUSIP                                                                       193,275,000.00
     Beginning Class A-2 Note Balance -- CUSIP                                                                        51,994,903.39

     Class A-1 Overcollateralization Amount to Fill                                                                    5,312,633.39
     Class A-2 Overcollateralization Amount to Fill                                                                    1,438,274.99


     Ending Class A-1 Pool Balance                                                                                   198,357,070.33
     Ending Class A-2 Pool Balance                                                                                    51,245,053.70


     Ending Class A-1 Note Balance -- CUSIP                                                                          193,178,881.11
     Ending Class A-2 Note Balance -- CUSIP                                                                           51,244,488.55

     Additional Balances  Class A-1                                                                                    8,354,463.92
     Additional Balances  Class A-2                                                                                    1,354,496.47

     Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                         0
     Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                         0
     Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                          0
     Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                       0.00
     Number of all Subsequent Class A-1 HELOC Mortgage Loans (Current Date)                                                    1108
     Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                                     0.00
     Number of all Subsequent Class A-2 Heloc Loans (Current Date)                                                                0
     Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                              0.00
     Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                  0
     Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                                0.00
     Cumulative Number of ALL Subsequent Mortgage Loans                                                                           0
     Cumulative Subsequent Mortgage Loan Asset Balance                                                                         0.00
     Class A-1 Cummulative Excess of Draws Over Principal Paydown                                                      5,082,047.62

     Beginning Loan Count                                                                                                5,758
     Ending Loan Count                                                                                                   5,685


COLLECTION AMOUNTS Class A-1
 1   Aggregate of All Mortgage Collections (Gross)                                                                7,716,545.07
 2   Total Mortgage Interest Collections (Gross)                                                                  1,132,420.00
     Servicing Fees (current collection period)                                                                      81,911.14
     Deferred Interest Transfer (DI)                                                                                      0.00
  3a    Mortgage Principal Collections                                                                            6,584,125.07
  3b    Pre-Funded Balance                                                                                                0.00
  3c    Net Liquidation Proceeds                                                                                          0.00
 3   Total Mortgage Principal Collections                                                                         6,584,125.07

     Aggregate of Transfer Deposits                                                                                       0.00

     Investor Loss Amount                                                                                                 0.00
     Aggregate Investor Loss Reduction Amount                                                                             0.00


COLLECTION AMOUNTS Class A-2
 1   Aggregate of All Mortgage Collections (Gross)                                                                2,374,643.95
 2   Total Mortgage Interest Collections (Gross)                                                                    269,732.64
     Servicing Fees (current collection period)                                                                      21,664.78
     Deferred Interest Transfer (DI)                                                                                      0.00
  3a    Mortgage Principal Collections                                                                            2,104,911.31
  3b    Pre-Funded Balance                                                                                                0.00
  3c    Net Liquidation Proceeds                                                                                          0.00
 3   Total Mortgage Principal Collections                                                                         2,104,911.31

     Aggregate of Transfer Deposits                                                                                       0.00

     Investor Loss Amount                                                                                                 0.00
     Aggregate Investor Loss Reduction Amount                                                                             0.00

TOTAL COLLECTION
AMOUNT
 1   Aggregate of All Mortgage Collections (Gross)                                                               10,091,189.02
 2   Total Mortgage Interest Collections (Gross)                                                                  1,402,152.64
     Servicing Fees (current collection period)                                                                     103,575.92
     Deferred Interest Transfer (DI)                                                                                      0.00
  3a    Mortgage Principal Collections                                                                            8,689,036.38
  3b    Insurance Proceeds                                                                                                0.00
  3c    Net Liquidation Proceeds                                                                                          0.00
 3   Total Mortgage Principal Collections                                                                         8,689,036.38
     Aggregate of Transfer Deposits                                                                                       0.00
     Investor Loss Amount                                                                                                 0.00
     Aggregate Investor Loss Reduction Amount                                                                             0.00


     Class A-1 Net Interest Collection                                                                            1,050,508.86
     Class A-2 Net Interest Collection                                                                              248,067.86



DISTRIBUTION AMOUNTS Class A-1
     Class A-1 Note    Interest 8.6 (d)(iv)                                                                         914,163.91
     Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-1 Note    Reserve Fund Amount                                                                                0.00
     Investor Loss Amount                                                                                                 0.00
     Previous Investor Loss Amount                                                                                        0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                     28,991.25
     Credit Enhancer Reimbursement                                                                                        0.00
     Accelerated Principal Distribution Amount                                                                       96,118.89
     Spread Account Deposit                                                                                               0.00

     Indenture  Trustee Fee 8.6 (d)(i)                                                                             1,449.56
     Management Fee 8.6 (d)(iii)                                                                                     393.40
     Payment to Servicer                                                                                               0.00
     Deferred Interest                                                                                                 0.00
     Remaining Amount to Transferor                                                                                    0.00
     Total Certificateholders Distribution Allocable to Interest                                               1,041,117.01


     Maximum Principal Payment                                                                                         0.00
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC
     Pool O/C Redctin Amt) 8.6(d)(v)                                                                                   0.00
     Accelerated Principal Distribution Amount                                                                    96,118.89
     Loan Loss                                                                                                         0.00
     Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                               0.00
     Total Certificateholders Distribution Allocable to Principal                                                 96,118.89


DISTRIBUTION AMOUNTS Class A-2
     Class A-2 Note Interest 8.6 (d)(iv)                                                                         249,163.91
     Class A-2 Note Unpaid Interest Shortfall (current cycle)                                                          0.00
     Class A-2 Note Reserve Fund Amount                                                                                0.00
     Investor Loss Amount                                                                                              0.00
     Previous Investor Loss Amount                                                                                     0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                   7,799.24
     Credit Enhancer Reimbursement                                                                                     0.00
     Accelerated Principal Distribution Amount                                                                         0.00
     Spread Account Deposit                                                                                            0.00
     Indenture  Trustee Fee 8.6 (d)(i)                                                                               389.96
     Management Fee 8.6 (d)(iii)                                                                                     106.60
     Payment to Servicer                                                                                               0.00
     Deferred Interest                                                                                                 0.00
     Remaining Amount to Transferor                                                                                    0.00
     Total Certificateholders Distribution Allocable to Interest                                                 257,459.71


     Maximum Principal Payment                                                                                   750,414.84
     Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second
     Pool O/C Redctin Amt) 8.6(d)(v)                                                                                   0.00
     Accelerated Principal Distribution Amount                                                                         0.00
     Loan Loss                                                                                                         0.00
     Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                               0.00
     Total Certificateholders Distribution Allocable to Principal                                                750,414.84




TOTAL DISTRIBUTION AMOUNT
     Class A Note Interest 8.6 (d)(iv)                                                                         1,163,327.82
     Class A Note Unpaid Interest Shortfall (current cycle) 5.01(i)                                                    0.00
     Class A Note Reserve Fund Amount                                                                                  0.00
     Investor Loss Amount 5.01(iii)                                                                                    0.00
     Previous Investor Loss Amount 5.01(iv)                                                                            0.00
     Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                  36,790.49
     Credit Enhancer Reimbursement 5.01(vi)                                                                            0.00
     Accelerated Principal Distribution Amount 5.01(vii)                                                          96,118.89
     Spread Account Deposit 5.01(viii)                                                                                 0.00
     Indenture  Trustee Fee 8.6 (d)(i)                                                                             1,839.52
     Management Fee 8.6 (d)(iii)                                                                                     500.00
     Payment to Servicer per Section 7.03 5.01 (x)                                                                     0.00
     Deferred Interest 5.01 (xi)                                                                                       0.00
     Remaining Amount to Transferor 5.01 (xii)                                                                         0.00
     Total Certificateholders Distribution Allocable to Interest                                               1,298,576.72

     Maximum Principal Payment                                                                                   750,414.84
     Scheduled Principal Collection Payment                                                                            0.00
     Accelerated Principal Distribution Amount                                                                    96,118.89
     Loan Loss                                                                                                         0.00
     Overcollateralization Deficit 8.6 (d)(vi)                                                                         0.00
     Total Certificateholders Distribution Allocable to Principal                                                846,533.73



LOSSES/RETRANSFERS
     Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                        0.00
     Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                        0.00
     Interest Earned on Shortfall @ applicable Certificate Rate                                                        0.00
     Investor Loss Reduction Amount (From Previous Distributions)                                                      0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
     Total Class A-1 Note Distribution Amount Allocable to Interest                                               4.7298611
     Interest Distribution Amount                                                                                 4.7298611
     Unpaid Note Interest Shortfall Included in Current Distribution                                              0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                              0.0000000

     Total Class A-1 Note Distribution Amount Allocable to Principal                                              0.4973167
     Maximum Principal Payment                                                                                    0.0000000
     Scheduled Principal Collections Payment                                                                      0.0000000
     Loan Loss                                                                                                    0.0000000
     Accelerated Principal Distribution Amount                                                                    0.4973167


Class A-2
     Total Class A-2 Note Distribution Amount Allocable to Interest                                               4.7577604
     Interest Distribution Amount                                                                                 4.7577604
     Unpaid Note Interest Shortfall Included in Current Distribution                                              0.0000000
     Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                              0.0000000


     Total Class A-2 Note Distribution Amount Allocable to Principal                                             14.3290976
     Maximum Principal Payment                                                                                   14.3290976
     Scheduled Principal Collections Payment                                                                      0.0000000
     Loan Loss                                                                                                    0.0000000
     Accelerated Principal Distribution Amount                                                                    0.0000000



     Total Interest Amount Distributed to Class A Certificateholder                                               9.4876215
     Total Principal Amount Distributed to Class A Certificateholder                                             14.8264143

     Credit Enhancement Draw Amount                                                                                    0.00

DELINQUENCIES/FORECLOSURES

Class A-1
     Number of Mortgages 30 to 59 Days Delinquent                                                                        90
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        3,583,808.51
     Number of Mortgages 60 to 89 Days Delinquent                                                                         9
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                          342,771.90
     Number of Mortgages 90 to 179 Days Delinquent                                                                        0
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                               0.00
     Number of Mortgages 180 or more Days Delinquent                                                                      0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                             0.00
     Number of Mortgage Loans in Foreclosure                                                                              0
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                     0.00

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

Class A-2
     Number of Mortgages 30 to 59 Days Delinquent                                                                       6
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                        657,121.37
     Number of Mortgages 60 to 89 Days Delinquent                                                                       1
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                         98,364.06
     Number of Mortgages 90 to 179 Days Delinquent                                                                      0
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
     Number of Mortgages 180 or more Days Delinquent                                                                    0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
     Number of Mortgage Loans in Foreclosure                                                                            0
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

TOTAL DELINQUENCIES/FORECLOSURES

     Number of Mortgages 30 to 59 Days Delinquent                                                                      96
     Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                      4,240,929.88
     Number of Mortgages 60 to 89 Days Delinquent                                                                      10
     Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        441,135.96
     Number of Mortgages 90 to 179 Days Delinquent                                                                      0
     Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                             0.00
     Number of Mortgages 180 or more Days Delinquent                                                                    0
     Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                           0.00
     Number of Mortgage Loans in Foreclosure                                                                            0
     Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

     Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
     Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00

==================================================================================================================================

 RESERVE FUND ACTIVITY

     Class A-1 Reserve Fund Beginning Balance                                                                        0.00
     Class A-1 Reserve Fund Deposit/Withdrawal                                                                       0.00
     Class A-1 Reserve Fund Ending Balance                                                                           0.00

     Class A-2 Reserve Fund Beginning Balance                                                                        0.00
     Class A-2 Reserve Fund Deposit/Withdrawal                                                                       0.00
     Class A-2 Reserve Fund Ending Balance                                                                           0.00

PRE-FUNDED ACCOUNT ACTIVITY

     Beginning Balance Pre-Funded Account                                                                   50,000,000.00
     Remaining Amount for Distribution to Classes                                                                    0.00
     Withdrawal for Subsequent Loan Purchase:                                                              (49,999,441.28)
     Ending Balance Pre-Funded Account                                                                             558.72

     All Computations reflected in this Servicer Certificate were made

     In conformity with the Pooling and Servicing Agreement.

     The Attached Servicing Certificate is true and correct in all material respects.
     ---------------------------------------------------------
     A Servicing Officer Teri Martine


-----------------------------------------------------------------------------------------------------------------------------------
                GREENPOINT MORTGAGE                                         STATEMENT TO NOTEHOLDERS

===================================================================================================================================

Revolving Home Equity Loan      LIBOR:                                5.78125%  Current Collection Period:      01/01/00-01/31/00
Asset-Backed Notes              Margin:                               0.30000%  P&S Agreement Date:                   12/1/99
Series 1999-2                   Class A-1 Note Rate:                  6.08125%  Original Closing Date:               12/22/99
                                Class A-2 Note Rate:                  6.16125%  Distribution Date:                    2/15/00
                                                                                                Record Date:          2/14/00
                                Interest Period 01/18/2000 thru          28   Pool Factor:                         99.5026846%
                                          02/14/00:
==================================================================================================================================
      BALANCES
      Beginning HELOC Pool Balance                                                                                   196,586,731.48
      Beginning Second Lien Pool Balance                                                                              51,995,468.54

      Beginning Class A-1 Note Balance -- CUSIP                                                                      193,275,000.00
      Beginning Class A-2 Note Balance -- CUSIP                                                                       51,994,903.39

      Ending Class A-1 Pool Balance                                                                                  198,357,070.33
      Ending Class A-2 Pool Balance                                                                                   51,245,053.70

      Ending Class A-1 Note Balance -- CUSIP                                                                         193,178,881.11
      Ending Class A-2 Note Balance -- CUSIP                                                                          51,244,488.55

      Additional Balances  Class A-1                                                                                   8,354,463.92
      Additional Balances  Class A-2                                                                                   1,354,496.47

      Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                        0
      Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                     0.00
      Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                         0
      Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                      0.00
      Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                            1,108
      Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                              0.00
      Number of all SubsequentSecond Lien Mortgage Loans (Current Date)                                                           0
      Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                                        0.00
      Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                                 0
      Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                               0.00

      Cumulative Number of ALL Subsequent Mortgage Loans                                                                          0
      Cumulative Subsequent Mortgage Loan Asset Balance                                                                        0.00
      Class A-1 Cummulative Excess of Draws Over Principal Paydown                                                     5,082,047.62

      Beginning Loan Count                                                                                                    5,758
      Ending Loan Count                                                                                                       5,685

COLLECTION AMOUNTS Class A-1
      Aggregate of All Mortgage Collections                                                                            7,634,633.93
      Total Mortgage Interest Collections                                                                              1,132,420.00
      Servicing Fees (current collection period)                                                                         (81,911.14)
         Mortgage Principal Collections                                                                                6,584,125.07
         Pre-Funded Balance                                                                                                    0.00
                                                                                                                               0.00
      Total Mortgage Principal Collections                                                                             6,584,125.07

COLLECTION AMOUNTS Class A-2
           Aggregate of All Mortgage Collections                                           2,352,979.17
           Total Mortgage Interest Collections                                               269,732.64
           Servicing Fees (current collection period)                                        (21,664.78)
           Mortgage Principal Collections                                                  2,104,911.31
           Pre-Funded Balance                                                                      0.00
                                                                                                   0.00
           Total Mortgage Principal Collections                                            2,104,911.31

TOTAL COLLECTION AMOUNT
           Aggregate of All Mortgage Collections                                          10,091,189.02
           Total Mortgage Interest Collections                                             1,402,152.64
           Mortgage Principal Collections                                                  8,689,036.38
           Pre-Funded Balance                                                                      0.00

           Total Mortgage Principal Collections                                            8,689,036.38

                        DISTRIBUTION AMOUNTS Class A-1
           Class A-1 Note  Interest                                                          914,163.91
           Class A-1 Note  Unpaid Interest Shortfall (current cycle)                               0.00

           Class A-1 Note  Reserve Fund Amount                                                     0.00

           Maximum Principal Payment                                                               0.00
           Scheduled Principal Collection                                                          0.00
           Accelerated Principal Distribution Amount                                          96,118.89
           Loan Loss                                                                               0.00
           Class A-1 Overcollateralization Deficit                                                 0.00
           Total Certificateholders Distribution Allocable to                                 96,118.89
           Principal

DISTRIBUTION AMOUNTS Class A-2
           Class A-2 Note  Interest                                                          249,163.91
           Class A-2 Note  Unpaid Interest Shortfall  (current cycle)                              0.00

           Class A-2 Note  Reserve Fund Amount                                                     0.00

           Maximum Principal Payment                                                         750,414.84
           Scheduled Principal Collection                                                          0.00
           Accelerated Principal Distribution Amount                                               0.00
           Loan Loss                                                                               0.00
           Class A-2 Overcollateralization Deficit                                                 0.00
           Total Certificateholders Distribution Allocable to                                750,414.84
           Principal

TOTAL DISTRIBUTION AMOUNT
           Class A Note Interest                                                           1,163,327.82
           Class A Note Unpaid Interest Shortfall (current cycle)                                  0.00
           Class A Note  Reserve Fund Amount                                                       0.00

           Maximum Principal Payment                                                         750,414.84
           Scheduled Principal Collection Payment                                                  0.00
           Accelerated Principal Distribution Amount                                          96,118.89
           Overcollateralization Deficit                                                           0.00
           Total Certificateholders Distribution Allocable to Principal                      846,533.73

LOSSES/RETRANSFERS

           Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)               0.00
           Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)               0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                               0.00
           Investor Loss Reduction Amount (From Previous Distributions)                             0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
           Total Class A-1 Note Distribution Amount Allocable to Interest                      4.7298611
           Interest Distribution Amount                                                        4.7298611
           Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)     0.0000000

           Total Class A-1 Note Distribution Amount Allocable to Principal                     0.4973167
           Maximum Principal Payment                                                           0.0000000
           Scheduled Principal Collections Payment                                             0.0000000
           Loan Loss                                                                           0.0000000
           Accelerated Principal Distribution Amount                                           0.4973167

Class A-2
           Total Class A-2 Note Distribution Amount Allocable to Interest                      4.7577604
           Interest Distribution Amount                                                        4.7577604
           Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)     0.0000000

           Total Class A-2 Note Distribution Amount Allocable to Principal                    14.3290976
           Maximum Principal Payment                                                          14.3290976
           Scheduled Principal Collections Payment                                             0.0000000
           Loan Loss                                                                           0.0000000
           Accelerated Principal Distribution Amount                                           0.0000000


           Total Interest Amount Distributed to Class A Certificateholder                      9.4876215
           Total Principal Amount Distributed to Class A Certificateholder                    14.8264143

           Credit Enhancement Draw Amount                                                           0.00

DELINQUENCIES/FORECLOSURES
Class A-1
           Number of Mortgages 31 to 60 Days Delinquent                                               90
           Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent               3,583,808.51
           Number of Mortgages 61 to 90 Days Delinquent                                                9
           Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                 342,771.90
           Number of Mortgages 91 to 180 or more Days Delinquent                                       0
           Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent              0.00
           Number of Mortgages 181 or more Days Delinquent                                             0
           Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                    0.00
           Number of Mortgage Loans in Foreclosure                                                     0
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                            0.00

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

Class A-2
             Number of Mortgages 31 to 60 Days Delinquent                                                                       6
             Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                        657,121.37
             Number of Mortgages 61 to 90 Days Delinquent                                                                       1
             Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                         98,364.06
             Number of Mortgages 91 to 180 or more Days Delinquent                                                              0
             Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                     0.00
             Number of Mortgages 181 or more Days Delinquent                                                                    0
             Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                           0.00
             Number of Mortgage Loans in Foreclosure                                                                            0
             Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

             Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
             Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00


TOTAL DELINQUENCIES/FORECLOSURES

             Number of Mortgages 31 to 60 Days Delinquent                                                                      96
             Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                      4,240,929.88
             Number of Mortgages 61 to 90 Days Delinquent                                                                      10
             Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                        441,135.96
             Number of Mortgages 91 to 180 or more Days Delinquent                                                              0
             Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                     0.00
             Number of Mortgages 181 or more Days Delinquent                                                                    0
             Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                           0.00
             Number of Mortgage Loans in Foreclosure                                                                            0
             Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   0.00

             Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                       0.00
             Aggregate Trust Balances of any Liquidated Loans in the Current Month                                           0.00
=================================================================================================================================

             Class A-1 Note Rate For Next Distribution             LIBOR      tbd                                   #VALUE!

RESERVE FUND ACTIVITY

             Class A-1 Reserve Fund  Beginning Balance                                                                       0.00
             Class A-1 Reserve Fund  Deposit/Withdrawal                                                                      0.00
             Class A-1 Reserve Fund  Ending Balance                                                                          0.00

             Class A-2 Reserve Fund  Beginning Balance                                                                       0.00
             Class A-2 Reserve Fund  Deposit/Withdrawal                                                                      0.00
             Class A-2 Reserve Fund  Ending Balance                                                                          0.00